Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

In accordance with ASC Topic 855, “Subsequent Events”, the Company has analyzed its operations subsequent to December 31, 2024 to the date these consolidated financial statements were available to be issued and has determined that the following subsequent events or transactions that would require disclosure in the consolidated financial statements.

2025 Related Party Transactions

Between January 1, 2025, and the date of this annual report, Mr. Tam made loans, or payments to third parties on behalf of, the Operating Entity, Epsium HK or Epsium BVI, with amounts $6,251 and the total receipts of $369,316 owed to Mr. Tam. During the same period, the Company paid off $368,610 owned to Mr. Tam. As of the date of this annual report, the net amount owed to Mr. Tam by the Operating Entity, Epsium HK and Epsium BVI is US$706.

Initial Public Offering

On March 27, 2025, the Company announced the closing of its initial public offering (the “Offering”) of 1,250,000 ordinary shares at a public offering price of US$4.00 per ordinary share. The ordinary shares began trading on the Nasdaq Capital Market on March 26, 2025 under the ticker symbol “EPSM.” The Company received aggregate gross proceeds of US$5,000,000 from the Offering; after deducting underwriting discounts and other related expenses, the company received $4,240,500 in net proceeds from the IPO. In addition, the Company has granted the underwriters a 45-day option to purchase up to an additional 187,500 ordinary shares at the public offering price, less underwriting discounts. On April 16, 2025, the underwriter fully exercised the over-allotment option to purchase an additional 187,500 Ordinary Shares. The Company received $667,500 in net proceeds from the exercise of the over-allotment option, after deducting underwriting discounts and other estimated expenses payable by the Company. The closing of the over-allotment option took place on April 17, 2025.

Exclusive Agenet Agreement

On April 11, 2025, a subsidiary of the Company entered into an exclusive agent agreement (the “Exclusive Agent Agreement”) with an independent third-party agent incorporated in Hong Kong. This agreement authorizes the agent to exclusively represent the Company in the negotiation and acquisition of biotech-related intellectual property and projects for application in the wine vintage sector.

The Company and its subsidiaries are actively identifying and exploring investment opportunities to broaden their revenue base. The Board believes that the Exclusive Agent Agreement will facilitate the exploration of additional opportunities in biotech-related intellectual property and its applications in wine vintage, thereby diversifying the Group’s existing business portfolio.

The Exclusive Agent Agreement included total consideration of $100,000 for the service fees, with $50,000 paid upon signing of this agreement and $50,000 paid upon completion of the acquisition facilitated; also it required $900,000 refundable deposits to lock up at least a 6-month exclusive period. The Exclusive Agent Agreement is valid for twelve months from the date of the Exclusive Agent Agreement, unless terminated by either party with 30 days’ written notice.